Prepayments and other assets (Details) - USD ($) $ in Thousands		Aug. 31, 2023	Aug. 31, 2022
Notes and other explanatory information [abstract]
Prepaid expenses and deposits		$ 796	$ 699
Deferred financing costs	[1]	667	507
Total prepayments and other assets		$ 1,463	$ 1,206

[1]	Consists of $0.5 million in commitment fees paid with respect to a share purchase agreement whereby the Company, at its sole discretion, has the right to sell up to $10 million of its common shares over a 36-month period and $0.2 million in deferred financing costs related to an At-the-Market Offering Agreement entered on May 12, 2023.